Fees Summary	Oct. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 92,011,500.00
Previously Paid Amount	0.00
Total Fee Amount	14,086.96
Total Offset Amount	0.00
Net Fee	$ 14,086.96
Final Prospectus	false